UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2005

Noven Pharmaceuticals, Inc

(Exact name of registrant as specified in its charter)

Delaware	0-17254	59-2767632

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11960 S.W. 144th Street, Miami, Florida	33186

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	305-253-5099

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURES
Press Release

Item 2.02. Results of Operations and Financial Condition.

On March 15, 2005, Noven issued a press release announcing its financial results for the year ended December 31, 2004. This press release, a copy of which is attached hereto as Exhibit 99.1, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noven Pharmaceuticals, Inc
March 15, 2005	By:	Jeffrey F. Eisenberg
		Name:	Jeffrey F. Eisenberg
		Title:	Vice President--Strategic Alliances, General Counsel and Corporate Secretary